UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2021 (March 31, 2021)

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On March 31, 2021, BlackRock, Inc. (“BlackRock”) and certain of its subsidiaries entered into Amendment No. 10 (“Amendment No. 10”) to its Five-Year Revolving Credit Agreement, dated as of March 10, 2011, as amended by Amendment No. 1 thereto, dated as of March 30, 2012, Amendment No. 2 thereto, dated as of March 28, 2013, Amendment No. 3 thereto, dated as of March 28, 2014, Amendment No. 4 thereto, dated as of April 2, 2015, Amendment No. 5 thereto, dated as of April 8, 2016, Amendment No. 6 thereto, dated as of April 6, 2017, Amendment No. 7 thereto, dated as of April 3, 2018, Amendment No. 8 thereto, dated as of March 29, 2019 and Amendment No. 9 thereto, dated as of March 31, 2020 (the “Existing Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent, a swingline lender, an issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

Among other things, Amendment No. 10 (i) increases the commitments under the revolving facility by $400,000,000 to an aggregate commitment of $4,400,000,000 and (ii) extends the maturity date (the “Maturity Date”) of the revolving facility to March 31, 2026 without utilizing BlackRock’s option to request extensions of the Maturity Date available under the Existing Credit Agreement. In addition, Amendment No. 10 incorporates certain sustainability-linked mechanics into the agreement. Specifically, BlackRock’s applicable interest rate and commitment fee are subject to upward or downward adjustments on an annual basis if BlackRock achieves, or fails to achieve, certain specified targets based on three key performance indicator metrics: (i) Black, African American, Hispanic and Latino Employment Rate, (ii) Female Leadership Rate and (iii) Sustainable Investing AUM Amount. Except as modified by Amendment No. 10, the terms of the Existing Credit Agreement remain the same.

Certain of the financial institutions party to Amendment No. 10 and their affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services for BlackRock, and have received customary fees and expenses for these services.

The foregoing description of the terms and conditions of Amendment No. 10 is not complete and is in all respects subject to the actual provisions of Amendment No. 10, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 10, dated as of March 31, 2021, by and among BlackRock, Inc., certain of its subsidiaries, Wells Fargo Bank, National Association, as administrative agent, a swingline lender, an issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.

(Registrant)

By:	/s/ R. Andrew Dickson III
Name:	R. Andrew Dickson III
Title:	Managing Director and Corporate Secretary

Date: April 6, 2021